Exhibit 99.2

                      STATEMENT OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (the "Form 10-KSB") of Guaranty Financial Corporation (the "Company"), I, Tara Y. Harrison, Vice President and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (a)      the  Form  10-KSB  fully  complies  with the  requirements  of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (b) the information contained in the Form 10-KSB fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company and its subsidiaries as of, and for, the periods presented in the Form 10-KSB.


Date:  March 17, 2003                       /s/ Tara Y. Harrison
                                    --------------------------------------------
                                    Tara Y. Harrison
                                    Vice President and Chief Financial Officer








[A signed original of this written statement required by Section 906 has been provided to Guaranty Financial Corporation and will be retained by Guaranty Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]